UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2012

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company announced on January 20, 2012 that effective January 30, 2012, it will voluntarily suspend all normal hunting operations on the Ranch. The suspension, though temporary and voluntary, will last as long as is needed to conduct a thorough evaluation of the Ranch’s hunting and access programs and make whatever operational changes are deemed necessary.

The Company is taking the action in light of the results of a year-long investigation into allegations that mountain lions were taken on Ranch property without depredation permits as required by California law.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press Release of the Company dated January 20, 2012, announcing its intent to temporarily suspend normal hunting operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2012	TEJON RANCH CO.

	By:	/s/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Senior Vice President, and Chief Financial Officer

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